                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                 ____________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        March 23, 1998
                                                -------------------------------



                             PRI Automation, Inc.
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Massachusetts                      0-24934                04-2495703
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION            (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


805 Middlesex Turnpike, Billerica, Massachusetts                     01821-3986
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



Registrant's telephone number, including area code       (978) 670-4270
                                                  ------------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

          On March 23, 1998, PRI Automation, Inc., a Massachusetts corporation, announced in a press release that its expected operating results for the fiscal quarter ended March 29, 1998, would be lower than previously anticipated.

          A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   Exhibits.
          ---------
EXHIBIT
NUMBER                DESCRIPTION
--------              ------------

99.1 Press Release dated March 23, 1998, entitled "PRI Automation Announces Anticipated Lower Second Fiscal Quarter Results.''

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRI AUTOMATION, INC.



Date: March 23, 1998                        By: /s/ Stephen D. Allison
                                                ________________________________
                                                Stephen D. Allison
                                                Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
---------  ------------

99.1 Press Release dated March 23, 1998, entitled "PRI Automation Announces Anticipated Lower Second Fiscal Quarter Results."